UNITED STATES BANKRUPTCY COURT
                            WESTERN DISTRICT OF TEXAS
                              SAN ANTONIO DIVISION

                    FILED FEB. 24, 1999 U.S. BANKRUPTCY COURT
CASE NAME:  Concord Energy Incorporated               Petition Date:  08/27/1998

                                                       CASE NUMBER: 98-54129-RBK

MONTHLY OPERATING REPORT SUMMARY FOR MONTH: JANUARY  YEAR  1999


                                                 SEPTEMBER   OCTOBER    NOVEMBER    DECEMBER   JANUARY
                MONTH                                98        98         98           98         99
------------------------------------------------------------------------------------------------------
  REVENUES (MOR-6)                                   0           0           0          0            0
  INCOME BEFORE INT, DEPREC./ TAX (MOR-6)         (982)       (250)     (2,450)         0       (3.857)
  NET INCOME (LOSS) (MOR-6)                       (986)       (250)     (2,450)         0       (3.857)
  PAYMENTS TO INSIDERS (MOR-9)                       0           0           0          0            0
  PAYMENTS TO PROFESSIONALS (MOR-9)                  0           0         113          0            0
  TOTAL DISBURSEMENTS (MOR-8)                      195         250       3,303          0       18,857

*** The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States Trustees***

  -----------------------------------------------------------------------

     REQUIRED INSURANCE MAINTAINED
      AS OF SIGNATURE DATE                           EXP.
  ________________________________________          DATE
  CASUALTY       N/A        YES ( ) NO ( )      ___-___-___
  LIABILITY      N/A        YES ( ) NO ( )      ___-___-___
  VEHICLE        N/A        YES ( ) NO ( )      ___-___-___
  WORKER'S       N/A        YES ( ) NO ( )      ___-___-___
--------------------------------------------------------------------------------

                                   CIRCLE ONE

Are all accounts receivable being collected within terms?  Yes   (No)
Are all post-petition liabilities, including taxes, being paid within terms?
(Yes)  No
Have any pre-petition liabilities been paid? Yes (No) If so, describe: _________
____________________________________________________________________
Are all funds received being deposited into DIP bank accounts?  (Yes)  No
Were any assets disposed of outside the normal course of business?  Yes  (No)
If so, describe ________________________________________________________
Are all U.S. Trustee Quarterly Fee Payments current?   (Yes)   No
What is the status of your Plan of Reorganization? Debtor has not yet filed a plan but is in the preliminary negotiations with various secured parties.

--------------------------------------------------------------------------------
  ATTORNEY NAME:  Deborah D. Williamson
  FIRM:  Cox & Smith, Incorporated
  ADDRESS:  112 East Pecan
  ADDRESS:  Suite 1800
  CITY, STATE  ZIP:  San Antonio, Texas 78205
--------------------------------------------------------------------------------

I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

SIGNED:  /s/ Scott S. Kalish
         -------------------------------------
                 (ORIGINAL SIGNATURE)

 TITLE:  Treasurer
         -------------------------------------

MOR-1                                                           Revised 07-01-98

CASE NAME: Concord Energy Incorporated                 CASE NUMBER: 98-54129-RBK

                         COMPARATIVE BALANCE SHEETS

                                      FILING DATE *     MONTH        MONTH        MONTH       MONTH      MONTH  MONTH
                                       08/27/98     SEPTEMBER 98  OCTOBER 98  NOVEMBER 98  DECEMBER 98  JANUARY
-----------------------------------------------------------------------------------------------------------------------
ASSETS
CURRENT ASSETS
Cash                                           0            0            0        20,469       20,469       1,612
Accounts Receivable, Net                       0            0            0            0            0            0
Inventory:  Lower of Cost or Market            0            0            0            0            0            0
Prepaid Expenses                           50,000       50,000       50,000       50,000       50,000       50,000
Investments                                    0            0            0            0            0            0
Other                                          0            0            0            0            0            0
                                        ---------    ---------    ---------    ---------    ---------    ---------
TOTAL CURRENT ASSETS                       50,000       50,000       50,000       70,469       70,469       51,612
                                        ---------    ---------    ---------    ---------    ---------    ---------
PROPERTY, PLANT & EQUIP, @ COST                0            0            0            0            0            0
Less Accumulated Depreciation                  0            0            0            0            0            0
NET BOOK VALUE OF PP & E                       0            0            0            0            0            0
OTHER ASSETS:
  1.     Tax Deposits                          0            0            0            0            0            0
  2.     Investments in Subs            8,800,000    8,800,000    8,800,000    8,800,000    8,800,000    8,800,000
  3.     Organizational Costs               1,240        1,240        1,240        1,240        1,240        1,240
  4.     (attach list)
                                        ---------    ---------    ---------    ---------    ---------    ---------
         TOTAL ASSETS                   8,851,240    8,851,240    8,851,240    8,871,709    8,871,709    8,852,852
                                        =========    =========    =========    =========    =========    =========

                  * Per Schedules and Statement of Affairs

MOR-2                                                           Revised 07/01/98

CASE NAME: Concord Energy Incorporated                 CASE NUMBER: 98-54129-RBK

                           COMPARATIVE BALANCE SHEETS

                                          FILING DATE *     MONTH        MONTH        MONTH        MONTH       MONTH   MONTH
                                             08/27/98    SEPTEMBER 98  OCTOBER 98  NOVEMBER 98   DECEMBER 98  JANUARY
--------------------------------------------------------------------------------------------------------------------------
  LIABILITIES & OWNERS
    EQUITY
  LIABILITIES
    POST PETITION LIABILITIES (MOR-4)                           982        1,232       24,179       24,179       24,179
    PRE-PETITION LIABILITIES:
      Notes Payable- Secured
      Priority Debt                           31,500         31,500       31,500       31,500       31,500       31,500
      Federal Income Tax                        0             0             0             0           0             0
      FICA/Withholding                          0             0             0             0           0             0
      Unsecured Debt                        3,841,314     3,841,314    3,841,314    3,841,286    3,841,286    3,826,286
      Other
                                            ---------     ---------    ---------    ---------    ---------    ---------
  TOTAL PRE-PETITION LIABILITIES            3,872,814     3,872,814    3,872,814    3,872,786    3,872,786    3,857,786
                                            ---------     ---------    ---------    ---------    ---------    ---------
  TOTAL LIABILITIES                         3,872,814     3,873,796    3,874,046    3,896,965    3,896,965    3,881,965
                                            ---------     ---------    ---------    ---------    ---------    ---------
  OWNER'S EQUITY (DEFICIT)
      PREFERRED STOCK
      COMMON STOCK                                605           605          605          605          605          605
    ADDITIONAL PAID-IN CAPITAL              6,688,322     6,688,322    6,688,322    6,688,322    6,688,322    6,688,322
    RETAINED EARNINGS:  Filing Date        (1,710,501)   (1,710,501)  (1,710,501)  (1,710,501)  (1,710,501)  (1,710,501)
    RETAINED EARNINGS: Post Filing Date                        (982)      (1,232)      (3,682)      (3,682)      (7,539)
                                            ---------     ---------    ---------    ---------    ---------    ---------
    TOTAL OWNER'S EQUITY (NET WORTH)        4,978,426     4,977,440    4,977,194    4,974,744    4,974,744    4,970,887
                                            ---------     ---------    ---------    ---------    ---------    ---------
    TOTAL LIABILITIES &
      OWNER'S EQUITY                        8,851,240     8,851,240    8,851,240    8,871,709    8,871,709    8,852,852
                                            =========     =========    =========    =========    =========    =========

                    * Per Schedules and Statement of Affairs

MOR-3                                                           Revised 07/01/98

CASE NAME: Concord Energy Incorporated                 CASE NUMBER: 98-54129-RBK

                      SCHEDULE OF POST-PETITION LIABILITIES

                               MONTH       MONTH       MONTH     MONTH          MONTH
                            SEPTEMBER 98 OCTOBER 98 NOVEMBER 98 DECEMBER 98  JANUARY 99
---------------------------------------------------------------------------------------
 TRADE ACCOUNTS PAYABLES        787          787          0          0          0
 TAX PAYABLE:

   Federal Payroll Taxes          0            0          0          0          0

   State Payroll & Sales          0            0          0          0          0

   Ad Valorem Taxes               0            0          0          0          0

   Other Taxes                    0            0          0          0          0

 TOTAL TAXES PAYABLE              0            0          0          0          0

 SECURED DEBT POST-PETITION       0            0          0          0          0
 ACCRUED INTEREST PAYABLE
 *ACCRUED PROFESSIONAL FEES:
 OTHER ACCRUED LIABILITIES:
   1.  REFUND RECEIVED IN ERROR   0            0     23,734     23,734     23,734

   2.  ADVANCE                  195          445        445        445        445

   3.
 TOTAL POST-PETITION            ---        -----     ------     ------     ------
   LIABILITIES (MOR-3)          982        1,232     24,179     24,179     24,179
                                ===        =====     ======     ======     ======

* Payment Requires Court Approval

MOR-4                                                           Revised 07/01/98

CASE NAME: Concord Energy Incorporated                 CASE NUMBER: 98-54129-RBK

                       AGING OF POST-PETITION LIABILITIES
                               MONTH JANUARY 1999

   DAYS       TOTAL  TRADE ACCTS   FED TAXES  STATE TAXES   AD-VALOREM,    OTHER
                                                            OTHER TAXES
--------------------------------------------------------------------------------
    0-30          0        0                                                   0
   31-60     23,734*       0                                              23,734
   61-90        250        0                                                 250
    91+         195        0                                                 195
             ------      ---                                              ------
   TOTAL     24,179        0                                              24,179
             ======      ===                                              ======

                          AGING OF ACCOUNTS RECEIVABLE

   MONTH          SEPTEMBER 98  OCTOBER 98  NOVEMBER 98  DECEMBER 98  JANUARY 99
--------------------------------------------------------------------------------
 0-30 DAYS            0             0           0            0            0
31-60 DAYS            0             0           0            0            0
61-90 DAYS            0             0           0            0            0
 91+ DAYS             0             0           0            0            0
                     ---           ---         ---          ---          ---
   TOTAL              0             0           0            0            0
                     ===           ===         ===          ===          ===

* REFUND RECEIVED IN ERROR

MOR-5                                                           Revised 07/01/98

CASE NAME: Concord Energy Incorporated                 CASE NUMBER: 98-54129-RBK

                           STATEMENT OF INCOME (LOSS)

                                                                                             FILING TO
  MONTH                       SEPTEMBER 98   OCTOBER 98  NOVEMBER 98 DECEMBER 98 JANAUARY 99    DATE
------------------------------------------------------------------------------------------------------
REVENUES (MOR-1)                   0           0              0           0          0            0
TOTAL COST OF REVENUES             0           0              0           0          0            0
                                 ----        ----          -----       -----      -----      -------

GROSS PROFIT                       0           0              0           0          0            0
                                 ----        ----          -----       -----      -----      -------

OPERATING EXPENSES:

    Selling & Marketing            0           0              0           0          0            0

    General & Administrative     982         250          2,337           0      3,857        7,426

    Insiders Compensation          0           0              0           0          0            0

    Professional Fees              0           0            113           0          0          113

    Other (attach list)            0           0              0           0          0            0

                                ----        ----         ------      ------     ------       -------
TOTAL OPERATING EXPENSES         982         250          2,450           0      3,857         7,539
                                ----        ----         ------      ------     ------       -------

INCOME BEFORE INT, DEPR/TAX
  (MOR-1)                       (982)       (250)        (2,450)          0     (3,857)      (7,539)
INTEREST EXPENSE                   0           0              0           0          0            0
DEPRECIATION
OTHER (INCOME) EXPENSES*
OTHER ITEMS **
TOTAL INT, DEPR & OTHER ITEMS      0           0              0           0          0            0
                                ----        ----         ------      ------     ------      -------
NET INCOME BEFORE TAXES         (982)       (250)        (2,450)          0     (3,857)      (7,539)

FEDERAL INCOME TAXES
                                ----        ----         ------      ------     ------      -------
NET INCOME (LOSS) (MOR-1)       (982)       (250)        (2,450)          0     (3,857)      (7,539)
                                ====        ====         ======      ======     ======      =======

Accrual Accounting Required, Otherwise Footnote with Explanation.
*     Footnote Mandatory
** Unusual and/or infrequent item(s) outside the ordinary course of business; requires footnote

MOR-6                                                           Revised 07/01/98

CASE NAME: Concord Energy Incorporated                 CASE NUMBER: 98-54129-RBK


                                              MONTH       MONTH      MONTH        MONTH       MONTH     FILING TO
                                           SEPTEMBER 98 OCTOBER 98 NOVEMBER 98 DECEMBER 98 JANAURY 99     DATE
-----------------------------------------------------------------------------------------------------------------
    CASH RECEIPTS AND
    DISBURSEMENTS
    1.  CASH - BEGINNING OF MONTH              195          0             0        20,469      20,469       195
   RECEIPTS:
    2.  CASH SALES                              0           0             0             0           0         0
    3.  COLLECTION OF ACCOUNTS RECEIVABLE       0           0             0             0           0         0
    4.  LOANS & ADVANCES -- ADVANCE             0           0            50             0           0        50
    5.  SALE OF ASSETS                          0           0             0             0           0         0
    6.  OTHER (OCT.: ADVANCE FROM
          SUBSIDIARY -- CEI -- NEVADA;
          NOV.: REFUND RECEIVED IN ERROR)       0         250        23,734             0           0    23,984
                                              ----       ----        ------        ------      ------    ------
     TOTAL RECEIPTS **                                    250        23,734             0           0    24,034
                                                         ----        ------        ------      ------    ------
    (Withdrawal) Contribution by Individual
     Debtor MFR-2*

    DISBURSEMENTS:
    7.  NET PAYROLL                             0           0             0             0           0         0
    8.  PAYROLL TAXES PAID                      0           0             0             0           0         0
    9.  SALES,USE & OTHER TAXES PAID            0           0             0             0           0         0
   10. SECURED / RENTAL / LEASES                0           0             0             0           0         0
   11. UTILITIES                                0           0           504             0           0       504
   12. INSURANCE                                0           0             0             0           0         0
   13. INVENTORY PURCHASES                      0           0             0             0           0         0
   14. VEHICLE EXPENSES                         0           0             0             0           0         0
   15. TRAVEL & ENTERTAINMENT                   0           0             0             0         488       488
   16. REPAIRS, MAINTENANCE & SUPPLIES          0           0             0             0           0         0
   17. ADMINISTRATIVE & SELLING                195          0         2,597             0       3,119     5,911
   18. OTHER (attach list)                      0           0            62             0      15,000**  15,062
                                              ----       ----        ------        ------      ------    ------
    TOTAL DISBURSEMENTS FROM OPERATIONS        195          0         3,163             0      18,607    21,965
                                              ----       ----        ------        ------      ------    ------
   19. PROFESSIONAL FEES                        0           0           152             0           0       152
   20. U.S. TRUSTEE FEES                        0         250             0             0         250       500
   21. OTHER REORGANIZATION EXPENSES
       (ATTACH LIST)                            0           0             0             0           0         0
                                              ----       ----        ------        ------      ------    ------
  TOTAL  DISBURSEMENTS**                       195        250         3,315*            0      18,857    22,617
                                              ----       ----        ------        ------      ------    ------
   22. NET CASH FLOW                          (195)         0        20,469             0     (18,857)    1,417
                                              ----       ----        ------        ------      ------    ------
   23. CASH - END OF MONTH (MOR-2)              0           0        20,469        20,469       1,612     1,612
                                              ====       ====        ======        ======      ======    ======

*     Applies to Individual debtor's only
** Numbers for the current month should balance (match) RECEIPTS and CHECKS/OTHER DISBURSEMENTS lines on MOR-8
*     AMOUNT IS TOTAL DISBURSEMENT OF $3,303 AND $12 NEGATIVE BEGINNING BALANCE.
**    TRANSFER OF FUNDS TO SUBSIDIARY KNIGHT EQUIPMENT & MANUFACTURING CORP.

MOR-7                                                           Revised 07/01/98

CASE NAME: Concord Energy Incorporated                 CASE NUMBER: 98-54129-RBK

                           CASH ACCOUNT RECONCILIATION
                                MONTH OF JANUARY

BANK NAME
ACCOUNT NUMBER                   #20053902   #        #
ACCOUNT TYPE                     OPERATING   PAYROLL  TAX   OTHER FUNDS    TOTAL
--------------------------------------------------------------------------------
BANK BALANCE                        5,570                                 5,570
DEPOSIT IN TRANSIT                      0                                     0
OUTSTANDING CHECKS                  3,858                                 3,858
                                   ------                                ------
ADJUSTED BANK BALANCE               1,612                                 1,612
                                   ======                                ======
BEGINNING CASH - PER BOOKS         20,469                                20,469
RECEIPTS                                0                                     0
TRANSFERS BETWEEN ACCOUNTS              0                                     0
(WITHDRAWAL) CONTRIBUTION - BY
INDIVIDUAL DEBTOR MFR-2
CHECKS/OTHER DISBURSEMENTS         18,857                                18,857
                                   ------                                ------
ENDING CASH - PER BOOKS             1,612                                 1,612
                                   ======                                ======

*** Numbers for the current month should balance (match) TOTAL RECEIPTS and TOTAL DISBURSEMENTS lines on MOR-7.

MOR-8                                                           Revised 07/01/98

CASE NAME: Concord Energy Incorporated                 CASE NUMBER: 98-54129-RBK

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31) (A)-(F) of the U. S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)

   INSIDERS:  NAME/POSITION/    MONTH    MONTH   MONTH    MONTH    MONTH   MONTH
           COMP TYPE          SEPTEMBER OCTOBER NOVEMBER DECEMBER JANUARY
                                  98      98       98       98       99
-----------------------------------------------------------------------------
1.
2.
3.
4.
5.
6.
                                 ---      ---     ---      ---      ---
TOTAL INSIDERS (MOR-1)            0        0       0         0        0
                                 ===      ===     ===      ===      ===

      PROFESSIONALS             MONTH    MONTH   MONTH     MONTH   MONTH  MONTH
     NAME/ORDER DATE          SEPTEMBER OCTOBER NOVMEBER DECEMBER JANUARY
                                 98       98       98       98       99
-----------------------------------------------------------------------------
1. PETRIE, BAUER &
     VRIESMAN, LLP               0        0       113       0        0
2.
3.
4.
5.
6.
                                 ---      ---     ---     ---      ---
TOTAL PROFESSIONALS (MOR-1)       0        0      113       0        0
                                 ===      ===     ===     ===      ===

MOR-9                                                       Revised 07/01/98